As filed with the Securities and Exchange Commission on February 19, 1999 Securities Act Registration No.
Investment Company Act File No.
===========================================================================
                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                           ---------------------

                                  FORM N-2

|X|  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
( )  Pre-Effective Amendment No.
( )  Post-Effective Amendment No.

                                    and

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
( )  Amendment No. ____

                     THE BLACKROCK SENIOR INCOME TRUST
             (Exact name of Registrant as specified in charter)
                  c/o BlackRock Financial Management, Inc.
                              345 Park Avenue
                          New York, New York 10154
                  (Address of principal executive offices)

                               (800) 227-7236
            (Registrant's Telephone Number, including Area Code)

                            Ralph L. Schlosstein
                                 President
                     The BlackRock Senior Income Trust
                              345 Park Avenue
                          New York, New York 10154
                  (Name and address of Agent for Service)

                              with a copy to:
                              Thomas A. DeCapo
                  Skadden, Arps, Slate, Meagher & Flom LLP
                             One Beacon Street
                      Boston, Massachusetts 02108-3194
                   --------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
If any securities on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . . . . . . . . . (  )
( ) This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is33-__________.


                   --------------------------------------
      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                             Proposed         Proposed
                            Amount            Maximum          Maximum          Amount of
Title of Securities          Being          Offering Price     Aggregate       Registration
Being Registered           Registered(1)      Per Share      Offering Price       Fee

Shares, no par value         500,000          $10.00         5,000,000          $1,390



        The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8 (a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.



                     THE BLACKROCK SENIOR INCOME TRUST
                           CROSS REFERENCE SHEET

         (Pursuant to Rule 404(c) under the Securities Act of 1933)

                         Parts A & B of Prospectus*

Item  1.  Outside Front Cover ..................... Front Cover Page
Item  2.  Inside Front and Outside
            Back Cover Page........................ Front Cover Page; Inside
                                                    Front Cover Page;
                                                    Outside Back Cover Page
Item  3.  Fee Table and Synopsis..................  Prospectus Summary; Fee
                                                    Table
Item  4.  Financial Highlights....................  Not Applicable
Item  5.  Plan of Distribution....................  Front Cover Page;
                                                    Prospectus Summary;
                                                    Distribution
Item  6.  Selling Shareholders....................  Not Applicable
Item  7.  Use of Proceeds.........................  Use of Proceeds;
                                                    Investment Objective and
                                                    Policies
Item  8.  General Description of the
            Registrant...........................   Front Cover Page;
                                                    Prospectus Summary; The
                                                    Trust; Investment
                                                    Objective and Policies;
                                                    Risk Factors
Item  9.  Management..............................  Management of the Trust
Item 10.  Capital Stock, Long-Term Debt,
            and Other Securities................... Description of the Shares
Item 11.  Defaults and Arrears on Senior
            Securities............................. Not Applicable
Item 12.  Legal Proceedings.......................  Not Applicable
Item 13.  Table of Contents of the Statement
            of Additional Information.............. Not Applicable
Item 14.  Cover Page............................... Not Applicable
Item 15.  Table of Contents.......................  Not Applicable
Item 16.  General Information and History.........  The Trust
Item 17.  Investment Objective
            and Policies........................... Investment Objective and
                                                    Policies
Item 18.  Management............................... Management of the Trust
Item 19.  Control Persons and Principal
            Holders of Securities.................. Management of the Trust
Item 20.  Investment Advisory
            and Other Services..................... Management of the Trust
Item 21.  Brokerage Allocation and
            Other Practices........................ Investment Objective and
                                                    Policies
Item 22.  Tax Status............................... Taxes
Item 23.  Financial Statements....................  Statements of Assets and
                                                    Liabilities


* Pursuant to the General Instructions of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.


PROSPECTUS

LOGO


                                   Shares

                     The BlackRock Senior Income Trust

The BlackRock Senior Income Trust (the "Trust") is a newly-organized, non-diversified, closed-end fund. Our objective is to generate high current income, consistent with preservation of capital. We will invest our assets primarily in senior secured floating rate loans ("Senior Loans"). Although the Trust's net asset value will vary, the Trust's policy of acquiring floating rate Senior Loans is expected to minimize changes in the Trust's net asset value as a result of changes in interest rates. Nevertheless, the Trust's net asset value and distribution rate will vary, and may be affected by several factors, including changes in credit quality of borrowers underlying the Senior Loans. We may also borrow money to purchase additional securities to try to achieve our objective of high current income. Such borrowings may magnify fluctuations in the Trust's net asset value and may affect the Trust's ability to make distributions. There is, of course, no guarantee that we will achieve our investment objective. An investment in the Trust may not be appropriate for all investors.

Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates that periodically adjust on the basis of a floating base lending rate plus a premium. We anticipate that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and will have a claim on the assets of the Borrower that is senior to that of subordinated debt, preferred stock and common stock of the Borrower. Nevertheless, Senior Loans are typically of below investment grade quality and may have below investment grade ratings, which ratings are associated with securities having speculative characteristics.

BlackRock Advisors, Inc. will act as our investment adviser. BlackRock Advisors, Inc. is a global asset management company that manages a broad range of investment products, including a family of mutual funds and closed-end funds, for clients worldwide. BlackRock Advisors, Inc. manages client assets totaling approximately $132 billion. One of BlackRock Advisors, Inc.'s affiliates, BlackRock Financial Management, Inc. (or "BlackRock") will handle the day-to-day investment management of the Trust.

By this Prospectus, we are offering common shares of the Trust. BlackRock Advisors, Inc. or one of its affiliates (not the Trust or its investors) will pay the sales load on the Shares you buy to the Underwriters or other
institutions participating in this offering equal to     % of the public
offering price per Share.

Currently, there is no public market for Shares of the Trust. The Trust has applied for listing on the New York Stock Exchange of its Shares under the
symbol "     ." You should be aware that shares of closed-end funds often have traded at a discount to their net asset values and the Shares of the Trust may likewise trade at such a discount. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

This investment involves a high degree of risk. See "Risk Factors and Special Considerations" beginning on page 35 of this Prospectus for factors that you should consider in connection with an investment in the Shares of the Trust.

                                                 Per Share      Total
                                                 ---------      -----
Price to Public...............................   $            $
Sales Load....................................      None        None
Proceeds, before expenses, to the Trust.......   $            $

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------

Delivery and payment for the Shares will be on or about                    .



(Continued from cover page)

We have granted the Underwriters a 45-day option to purchase up to additional Shares, solely to cover over-allotments, which they may exercise up to three times during the 45-day period at the public offering price on the same terms and conditions described herein. Assuming all those additional Shares are purchased by the Underwriters, the total proceeds to
the Trust from the offering would be $       . The Trust will pay offering
expenses of $     ($     if the over-allotment option is exercised in full),
which will be deducted from the total proceeds of the offering. BlackRock Advisors, Inc. or an affiliate will pay all of the organizational expenses of the Trust. BlackRock Advisors, Inc. or an affiliate will also pay all offering expenses that exceed $0.02 per Share.

This Prospectus provides information about the Trust that you should know before investing in the Trust. You should read this Prospectus carefully and retain it for future reference. The Securities and Exchange Commission maintains an Internet World Wide Web site (http://www.sec.gov) that contains this Prospectus. You may call or write the Trust at 345 Park Avenue, New York, New York 10154, telephone number 800-227-7236.

An investment in the Trust is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               ------------

                             TABLE OF CONTENTS

                                                                        PAGE

PROSPECTUS SUMMARY.........................................................1
TRUST EXPENSES............................................................15
THE TRUST.................................................................17
USE OF PROCEEDS...........................................................17
INVESTMENT OBJECTIVES AND POLICIES........................................18
OTHER INVESTMENT PRACTICES................................................27
RISK FACTORS AND SPECIAL CONSIDERATIONS...................................35
INVESTMENT RESTRICTIONS...................................................44
MANAGEMENT OF THE TRUST...................................................46
TRUSTEES AND OFFICERS OF THE TRUST........................................52
PORTFOLIO TRANSACTIONS....................................................56
DETERMINATION OF NET ASSET VALUE..........................................58
DIVIDENDS AND DISTRIBUTIONS...............................................60
TAXES.....................................................................61
AUTOMATIC DIVIDEND REINVESTMENT PLAN......................................63
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT......................64
DESCRIPTION OF SHARES.....................................................65
UNDERWRITING..............................................................68
LEGAL PROCEEDINGS.........................................................71
ADDITIONAL INFORMATION....................................................71
LEGAL OPINIONS............................................................71
EXPERTS...................................................................71
REPORT OF INDEPENDENT ACCOUNTANTS.........................................72
STATEMENT OF ASSETS AND LIABILITIES.......................................73
STATEMENT OF OPERATIONS...................................................73
APPENDIX A  RATINGS OF CORPORATE BONDS...................................A-1
APPENDIX B  CERTAIN CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS.....B-1




                             PROSPECTUS SUMMARY

This summary highlights some information from this Prospectus. It may not contain all the information that is important to you. To understand this offering fully, you should read the entire Prospectus carefully. In particular, you should read carefully and consider the information provided under the heading "Risk Factors and Special Considerations" beginning on page 35.


THE TRUST                  The formal name of this trust is The BlackRock
                           Senior Income Trust. Throughout this Prospectus, we will refer to The BlackRock Senior Income
                           Trust simply as the "Trust" or as "we," "us" or "our." The Trust is a non-diversified, closed-end fund. BlackRock Advisors, Inc., a global asset management company with approximately $132 billion of assets under management, will act as our investment adviser and its affiliate, BlackRock Financial
                           Management, Inc. (or "BlackRock") will handle the day-to-day investment management of the Trust.


THE OFFERING               By this Prospectus, we are offering      Shares
                           of the Trust through a group of underwriters
                           (the "Underwriters") led by                . The
                           Underwriters have been granted an option to
                           purchase up to        additional Shares solely to
                           cover over-allotments, if any. The initial
                           public offering price is $      per Share. The
                           minimum purchase in this offering is 100 Shares
                           ($      ). See "Underwriting."

SALES CHARGE PAYABLE BY    BlackRock Advisors, Inc. or one of its affiliates
BLACKROCK ADVISORS, INC    (not the Trust or its investors) will pay out of
                           its own assets the sales load for sales of Shares in this offering. See "Underwriting."


INVESTMENT OBJECTIVES      INVESTMENT OBJECTIVES. Our objective is to
AND POLICIES               generate high current income, consistent with
                           preservation of capital. We will invest our assets primarily in senior secured floating rate loans ("Senior Loans") made to corporations, partnerships and other business entities
                           ("Borrowers") which operate in various
                           industries and geographical regions. Senior
                           Loans pay interest at rates which adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate
                           ("LIBOR"), plus a premium. The Trust is designed for investors willing to assume additional risk in return for the potential for high current income. The Trust is not intended to be a complete investment program. There is no guarantee or assurance that the Trust will achieve its objective.

                           INVESTMENT POLICIES. Under normal market conditions, we expect to have at least 80% of our total assets invested in Senior Loans. The Trust may invest up to 20% of its total assets in certain other securities that would provide high current income ("High Yield Securities"): loan interests which are not secured by any, or that have lower than a senior claim on, collateral; other income producing securities such as investment and non-investment grade corporate debt securities; U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and warrants and equity securities acquired in connection with Senior Loans. The Trust may also engage in lending of its securities, repurchase agreements, reverse repurchase agreements and, for hedging and risk management purposes, certain derivative transactions. See "Investment Objective, Policies and Risks."

                           -- SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent is responsible for negotiating the loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Trust may act as one of the group of original Lenders originating a Senior Loan, may purchase "Assignments" of portions of Senior Loans from third parties and may invest in participations in Senior Loans ("Participations"). The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Senior Loans also may include senior debt that is in the form of notes and not Loan Agreements.

                           The interest rates on Senior Loans adjust periodically, and the Trust's portfolio of Senior Loans will have a dollar-weighted average time until the next interest rate adjustment of approximately 90 days or less. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Although Senior Loans have the most senior position in a Borrower's capital structure and are secured by specific collateral, they are typically of below investment grade quality and may have below investment grade ratings, which ratings are associated with securities having speculative characteristics.

                           -- LOWER-GRADE SECURITIES. The Trust may invest in Senior Loans and other income producing securities that are high-risk, high yield securities which, if rated at the time of purchase, are rated lower than Baa by Moody's Investors Service, Inc. (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. Bond ratings are assigned by a rating agency based on the agency's determination of the ability of the issuer to pay interest and repay principal when due. Bonds rated Baa/BBB and higher are described as "investment grade," while lower grade securities (those with ratings lower than Baa/BBB or unrated bonds of similar quality) are classified as "non-investment grade" or "junk bonds." We will invest in lower grade securities, which may include securities that are not rated by any rating agency but which BlackRock believes to be comparable to securities rated lower grade.

                           -- FOREIGN SECURITIES. Although it does not currently expect to do so, the Trust may invest up to 15% of its total assets in Senior Loans and other income producing securities of issuers that are organized or located in countries other than the United States, provided that such investments are denominated in U.S. dollars and provide for payment of interest and repayment of principal in U.S. dollars ("Foreign Securities"). Foreign Securities include income securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities.

                           -- OTHER SECURITIEs. For a description of other securities in which the Trust may invest, see "Investment Objectives and Policies."

                           INVESTMENT STRATEGY. In selecting Senior Loans and other income securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to earn high current income. BlackRock's analysis may include:

                           o credit research on the issuers' financial strength;

                           o assessment of the issuers' ability to meet principal and interest payments;

                           o   general industry trends;

                           o   the issuers' managerial strength;

                           o   changing financial conditions;

                           o   borrowing requirements or debt maturity
                               schedules; and

                           o the issuers' responsiveness to changes in business conditions and interest rates.

                           BlackRock may also consider relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

                           In certain market conditions, the Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality, short-term income securities. In such conditions, the Trust may decide to invest less than 80% of its total assets in Senior Loans.

                           RISK MANAGEMENT. BlackRock's approach to managing high yield investments is to apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following process:

                           o performing individual, company-by-company credit research to seek to select securities which BlackRock believes will be able to meet its debt obligations;

                           o performing sector analysis to determine the sectors which BlackRock expects to have stable or improving credit quality in the future; and

                           o utilizing the expertise and experience of the management team to make investment decisions.

                           BlackRock believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade quality debt obligations. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. As a result, the Trust is highly dependent on BlackRock's credit analysis abilities.

                           INVESTMENT PRACTICES. In seeking to achieve our investment objectives, we may also use a number of other investment practices and techniques, including:

                           -- LEVERAGE. We expect to use financial leverage through borrowing money to purchase additional securities, the issuance of preferred shares or through other transactions such as reverse repurchase agreements, which have the effect of financial leverage. We expect that as the Trust becomes fully invested we will use financial leverage in an amount up to 331/3 % of our total assets (including the amount obtained through leverage). Use of financial leverage creates the opportunity for higher income for the Shareholders but, at the same time, magnifies the effect of any losses and involves other risks described below.

                           -- OTHER INVESTMENT MANAGEMENT TECHNIQUES.
                           Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including:

                           o   engaging in repurchase and reverse
                               repurchase agreements;

                           o engaging in certain derivative transactions for hedging and risk management purposes;

                           o   using options and financial futures;

                           o   making forward commitments; and

                           o   lending the Trust's portfolio securities.

MANAGEMENT OF THE TRUST    BlackRock Advisors, Inc. will act as our
                           investment adviser. BlackRock Advisors, Inc. is a global asset management company that manages a broad range of investment products, including a family of 36 open-end funds (i.e., mutual funds) and 21closed-end funds, for clients worldwide.
                           BlackRock Advisors, Inc. manages client assets totaling over $132 billion. BlackRock Advisors, Inc. has appointed BlackRock Financial
                           Management, Inc. (or "BlackRock"), one of its affiliates, to handle the day-to-day investment management of the Trust. BlackRock was founded in 1988 and manages stocks, bonds and money market instruments on a global basis. BlackRock has expertise in the government, mortgage, corporate, asset-backed, non-dollar, high yield and municipal sectors of the fixed-income securities market. BlackRock currently manages approximately $66 billion in fixed income assets invested across the credit quality spectrum and yield curve. BlackRock also manages approximately $50 billion in cash or other short term, highly liquid investments, $14 billion of equity securities and $2 billion in various alternative investments.


MANAGEMENT FEE             The Trust will pay BlackRock Advisors, Inc. a
                           monthly fee at the annual rate of    % of the
                           "Managed Assets." Managed Assets equals the average weekly value of the total assets of the Trust (including those assets purchased with leverage) minus the sum of accrued liabilities
                           (other than the aggregate indebtedness
                           constituting financial leverage). The advisory fee that we will pay to BlackRock Advisors, Inc.
                           will be higher if the Trust uses financial leverage than if the Trust does not use such leverage.

ADMINISTRATORS                                 will act as the Trust's
                           Administrators. The Trust will pay each
                           Administrator a monthly fee based on the Trust's average weekly Managed Assets (as defined above) at the annual rate of 0.15%.

LISTING Prior to this Offering, there has been no public market for the Shares. The Trust has applied for listing on the New York Stock Exchange of its
                           Shares under the symbol "     ."

DIVIDENDS AND OTHER        We intend to pay monthly distributions to
DISTRIBUTIONS              Shareholders from our net investment income.
                           Distributions to Shareholders cannot be assured, and the amount of each monthly distribution will vary. The initial distribution is expected to be paid approximately 60 days after the date of this Prospectus. See "Taxes," "Automatic
                           Dividend Reinvestment Plan" and "Use of
                           Proceeds."

AUTOMATIC DIVIDEND         We have established an Automatic Dividend
REINVESTMENT PLAN          Reinvestment Plan (the "Plan"). Under the Plan,
                           all distributions from the Trust will
                           automatically be reinvested in additional Shares of the Trust. These additional Shares will be newly issued by the Trust. Shareholders who want distributions to be paid in cash must elect to do so. Shareholders who intend to hold their Shares through a broker should contact their broker to determine whether or how they may participate in the Plan. See "Automatic Dividend
                           Reinvestment Plan."

CLOSED-END FUND STRUCTURE  The Trust is a newly-organized closed-end fund.
                           Closed-end funds differ from open-end funds
                           (which are commonly referred to as mutual funds) in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. With a mutual fund, shares may be redeemed or bought back by the mutual fund at "net asset value" if a shareholder wishes to sell the shares of the fund. Also, mutual funds generally offer new shares of the fund on a continuous basis to new investors, whereas closed-end funds do not. Closed-end funds also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage.

                           However, shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility, which may not be in the interest of Shareholders, the Trust's Board of Trustees might consider engaging in open market repurchases, tender offers for Shares at net asset value or other programs intended to reduce the discount. There is, of course, no guarantee or assurance that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Shares trading at a price equal or close to net asset value per Share.

RISK FACTORS AND SPECIAL   You should carefully consider your ability to
CONSIDERATIONS             assume the following risks before investing in
                           the Shares of the Trust. You should not consider an investment in the Shares as a complete investment program. You should also read carefully the section of this Prospectus titled
                           "Risk Factors and Special Considerations" which begins on page 35.

                           GENERAL. As a newly-organized fund, the Trust has no operating history. The Shares are designed primarily for investors who plan to invest and hold their investment for the long term. Therefore, you should not consider the Shares as a vehicle for trading purposes. The net asset value of the Shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Trust. These fluctuations are likely to be greater when the Trust is using financial leverage.

                           SENIOR LOAN MARKET. Senior Loans in which the Trust will invest may not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Trust will have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. Therefore, the performance of the Trust is more dependent on the analytical abilities of BlackRock than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, BlackRock will consider, and may rely in part, on analyses performed by others. Moreover, Senior Loans may be less liquid than many other types of income securities, which may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets.

                           LOWER-GRADE SECURITIES. The Trust may invest in high-risk, high yield Senior Loans and other income producing securities of lower grade quality. Lower grade securities expose the Trust to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term. Here are some risks you should consider with respect to investments in interests in Senior Loans and lower grade securities.

                           o  CREDIT RISK. Credit risk refers to an
                              issuer's ability to make payments of
                              principal and interest when they are due.
                              Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. Senior Loans and other debt obligations, are subject to risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the debt instrument experiencing non-payment and a potential decrease in the net asset value of the Trust. Although Senior Loans in which the Trust will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of default or that such collateral could be readily liquidated. Senior Loans and the other debt securities in which the Trust may invest typically will be below investment grade quality. Such investments generally have speculative characteristics, and companies obligated by such debt are generally more vulnerable in an economic downturn. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. In addition, the Trust may purchase interests in Senior Loans from financial intermediaries whereby the Trust depends on the intermediary for payment of principal and interest on the Senior Loan. A decline in the financial soundness of such intermediaries may, therefore, adversely affect the Trust. Because the Trust will also own other income securities and Senior Loans with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience higher default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and could adversely affect its ability to make distributions. See "Investment Objective, Policies and Risks."

                           o INCOME RISK. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust can be expected to drop as the interest rates on Senior Loans adjust.

                           o LIQUIDITY RISK. Senior Loans, at present, are generally not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Trust will invest. Where a secondary market exists, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Trust's assets invested in Senior Loan interests may restrict the ability of the Trust to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Trust and holders of Shares. The Trust may invest in other securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of Senior Loans and other income securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

                           Additional risks you should consider with respect to Senior Loans.

                           o MARKET RISK. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Trust's net asset value will vary, the Trust's management expects the Trust's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Trust's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Trust's net asset value.

                           o  RISKS ASSOCIATED WITH INVESTMENT IN
                              PARTICIPATIONS. The Trust will purchase
                              Participations in Senior Loans. The Trust may invest up to 100% of its assets in Participations. The selling lenders and other persons interpositioned between such Lenders and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Trust has taken measures which it believes reduce its exposure to any risks incident to such policy, the Trust may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

                              With respect to any given Senior Loan, the terms of Participations may result in the Trust having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically will result in the Trust having a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of such Lender.

                              In the event of the insolvency of the Lender selling the Participation, the Trust may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Trust may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by any collateral supporting the Senior Loan with respect to which such Participation was sold. The Trust has implemented measures designed to reduce such risk but no assurances can be given as to their effectiveness. The Trust may pay a fee or forgo a portion of interest payments when acquiring Participations or Assignments. See "Investment Objective and Policies and Risk Factors and Special Considerations."

                           Additional risks you should consider with respect to lower-grade securities.

                           o MARKET RISK. The prices of income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This "market risk" is usually greater among income securities with longer maturities or durations. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

                           o CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

                           FOREIGN SECURITIES. The Trust may invest up to 15% of its total assets in Senior Loans and other income producing securities of issuers that are organized or located in countries other than the United States, provided that such investments are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries are not as developed, efficient or liquid as the United States markets. Therefore, the prices of foreign securities often are volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in foreign securities. Typically, the Trust will not hold any foreign securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities. Investments in such securities are particularly speculative.

                           LEVERAGE. Although the use of leverage by the Trust may create an opportunity for increased net income and capital appreciation for the Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. Because leverage achieved through borrowings is expected to be based on a floating rate of interest that fluctuates similarly to the floating rate on Senior Loans in the Trust's portfolio, BlackRock believes that market interest rate fluctuations should not adversely affect returns on Senior Loans obtained with the proceeds of such borrowings. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Shareholders including:

                           o the likelihood of greater volatility of net asset value and market price of the Shares than a comparable portfolio without leverage;

                           o the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the Shareholders;

                           o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Shares; and

                           o when the Trust uses financial leverage, the investment advisory fees payable to BlackRock Advisors, Inc. will be higher than if the Trust did not use leverage.

                           Any requirement that the Trust sell assets at prices below that at which the Trust is currently valuing such assets in order to reduce any leverage or for other reasons would reduce the Trust's net asset value and also make it difficult for the net asset value to recover. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the long term benefits to the Trust's Shareholders of maintaining the leveraged position will outweigh the current reduced return.

                           Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock, if any, issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

                           OTHER INVESTMENT MANAGEMENT TECHNIQUES. The
                           Trust may use various other investment
                           management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions (which we refer to as "Strategic Transactions") including interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to correctly predict market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

                           MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Trust's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be affected by such factors as the relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Trust's Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Shares of the Trust soon after completion of the public offering. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Trust as a vehicle for trading purposes. See "Risk Factors and Special Considerations" and "Description of Shares."

                           NON-DIVERSIFICATION. The Trust has registered as a "non-diversified" investment company under the 1940 Act. Under federal income tax rules applicable to the Trust, with respect to 50% of its assets, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, although it has no current intention to do so. The Trust will not invest more than 10% of its assets in securities (including interests in Senior Loans) of any single Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                           ANTI-TAKEOVER PROVISIONS. The Trust's Agreement and Declaration of Trust (the "Trust Agreement") contains provisions limiting (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust's freedom to engage in certain transactions, and (iii) the ability of the Trust's Board of Trustees or Shareholders to amend the Trust Agreement. These provisions of the Trust Agreement may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Investment Objectives and Policies," "Risk Factors and Special Considerations" and "Description of Shares."

                           YEAR 2000 RISKS. Like other investment
                           companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by BlackRock and the Trust's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." BlackRock is taking steps to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, we cannot give any assurance that these steps will be sufficient to avoid any adverse impact on the Trust.


                               TRUST EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly.


                                                                  ASSUMING
                                                                    331/3%
                                                                 LEVERAGE (1)
                                                                 ------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load and Underwriting Commissions (as a Percentage
  of Offering Price).............................................    None
Dividend Reinvestment Plan Fees..................................   None
ANNUAL TRUST OPERATING EXPENSES (AS A PERCENTAGE OF NET
ASSETS ATTRIBUTABLE TO SHARES)
Management Fee...................................................     %
Administration Fees..............................................     %
Interest Payments on Borrowed Funds..............................     %
Other Expenses (2)...............................................     %
                                                                 ----------
      Total Annual Trust Expense.................................     %
                                                                 ==========
------------
(1) The Trust intends to use leverage only if BlackRock believes that it would result in higher income to Shareholders over time. See "Other Investment Practices--Leverage" and "Risk Factors and Special Considerations--Leverage." The table above assumes borrowings of 331/3% of total assets (including the amount borrowed) at an annualized interest rate of 5.60%, which is based upon the Trust's estimation of current market conditions. The actual rate could be higher or lower. At times when the Trust does not use leverage, the estimated annual operating expenses would be:

                                               ASSUMING
                                                  NO
                                               LEVERAGE
                                              ----------
Management Fee................................  1.05%
Administration Fees...........................  0.15%
Interest Payments on Borrowed Funds...........   None
Other Expenses (2)............................  0.10%
                                              ----------
    Total Annual Trust Expenses...............  1.30%
                                              ==========

(2) Reflects estimated amounts for the Trust's first year of operations.


EXAMPLE

The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Trust. These amounts are based upon payment by the Trust of operating expenses at the levels set forth in the aforementioned table. An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming (i) total annual expenses of 1.30% (assuming no leverage) and 4.76% (assuming leverage of 331/3% of the Trust's total assets) and (ii) a 5% annual return throughout the periods and reinvestment of all dividends and other distributions at net asset value:

                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
                           ----------- ----------- ----------- -----------
Assuming No Leverage.......   $ 13        $ 41         $ 71        $157
Assuming 331/3% Leverage...   $ 48        $143         $239        $482

This Example assumes that the percentage amounts listed under Total Annual Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Trust's Automatic Dividend Reinvestment Plan may receive Shares obtained by the Plan Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


                                 THE TRUST

The BlackRock Senior Income Trust (the "Trust") is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Trust was organized as a business trust under the
laws of Delaware on February   , 1999 and has no operating history. The
Trust's principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is 1-800-227-7236. BlackRock Advisors, Inc. is the Trust's investment adviser. BlackRock Advisors, Inc. has entered into a sub-advisory agreement with its wholly-owned subsidiary, BlackRock Financial Management, Inc. (or "BlackRock"), pursuant to which the responsibilities of managing the Trust's portfolio on a daily basis have been delegated to BlackRock. See "Management of the Trust."

The Trust is offering its shares of beneficial interest, par value $.001 per share (the "Shares") in its initial public offering (the "Offering") as described in this Prospectus. By this Prospectus, we are offering Shares of the Trust at a public offering price of $ per Share. BlackRock Advisors, Inc. or one of its affiliates (not the Trust or its investors) will pay the sales load or underwriting commission on the Shares you buy from its own
assets to the Underwriters in this offering equal to     % of the public
offering price per Share. See "Underwriters." The minimum number of Shares you can buy in the Offering is 100 Shares.


                              USE OF PROCEEDS

The net proceeds of the Trust from this Offering, before deducting offering
expenses, are approximately $    ($     if the Underwriters' over-allotment
option is exercised in full). The net proceeds will be invested in accordance with the Trust's investment objectives and policies during a period not to exceed six months from the closing of this Offering. Pending such investment, the net proceeds may be invested in high quality, short-term debt securities. BlackRock Advisors, Inc. or one of its affiliates will pay all of the organizational expenses of the Trust. BlackRock Advisors, Inc. or one of its affiliates will also pay all offering expenses of the Trust that exceed $0.02 per Share.


                     INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

The Trust's primary investment objective is to seek high current income, consistent with the preservation of capital. The Trust is designed for investors willing to assume additional risk in return for the potential for high current income. The Trust is not intended to be a complete investment program and there is no guarantee or assurance that the Trust will achieve its objective. The Trust's investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company
Act) of the Trust's outstanding voting shares.

INVESTMENT POLICIES

In line with our investment objective, we will invest our assets primarily in senior secured floating rate loans ("Senior Loans") made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, such as the London Interbank Offered Rate ("LIBOR"), plus a premium. Under normal market conditions, we expect to have at least 80% of our total assets invested in Senior Loans. The Trust may invest up to 20% of its total assets in: loan interests which are not secured by any, or that have lower than a senior claim on, collateral; other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and warrants and equity securities acquired in connection with Senior Loans. The Trust may also engage in lending of its securities, repurchase agreements, reverse repurchase agreements and, for hedging and risk management purposes, certain derivative transactions.

-SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent is responsible for negotiating the loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Trust may act as one of the group of original Lenders originating a Senior Loan, may purchase "Assignments" of portions of Senior Loans from third parties and may invest in Participations in Senior Loans. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Senior Loans also may include senior debt that is in the form of notes and not Loan Agreements.

The interest rates on Senior Loans adjust periodically, and the Trust's portfolio of Senior Loans will have a dollar-weighted average time until the next interest rate adjustment of approximately 90 days or less. Senior Loans have the most senior position in a borrower's capital structure, although some Senior Loans may have an equal ranking with other senior securities of the Borrower. Although Senior Loans have the most senior position in a Borrower's capital structure and are secured by specific collateral, they are typically of below investment grade quality and may have below investment grade ratings, which ratings are associated with securities having speculative characteristics.

BlackRock believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade quality debt obligations. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Trust attempts to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers. As a result, the Trust is highly dependent on BlackRock's credit analysis abilities.

The Trust also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced Senior Loan or Loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Loan could result in a relatively large loss in the value of a structured note. See "Use of Leverage and Related Risks" below. Structured notes will be treated as Senior Loans for purposes of the Trust's policy of normally investing at least 80% of its assets in Senior Loans.

-LOWER-GRADE SECURITIES. The Trust may invest in Senior Loans and other income producing securities that are high-risk, high yield securities which, if rated at the time of purchase, are rated lower than Baa by Moody's Investors Service, Inc. (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. Bond ratings are assigned by a rating agency based on the agency's determination of the ability of the issuer to pay interest and repay principal when due. Bonds rated Baa/BBB and higher are described as "investment grade," while lower grade securities (those with ratings lower than Baa/BBB or unrated bonds of similar quality) are classified as "non-investment grade" or "junk bonds." We will invest primarily in lower grade securities, which may include securities that are not rated by any rating agency but which BlackRock believes to be comparable to securities rated lower grade.

-FOREIGN SECURITIES

Although it does not currently expect to do so, the Trust may invest up to 15% of its total assets in Senior Loans and other income producing securities or issuers that are organized or located in countries other than the United States, provided that such investments and denominated in U.S. dollars and provide that such investments are denominated in U.S. dollars and provide for payment of interest and repayment of principal in U.S. dollars. ("Foreign Securities") Foreign Securities include income securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities.

-OTHER INCOME PRODUCING SECURITIES

The Trust, with respect to 20% of its total assets, may purchase a variety of U.S. and foreign corporate and government debt obligations that are U.S. dollar-denominated. The Adviser may consider capital appreciation potential when investing in such income producing debt securities, which may have fixed, variable or floating rates of interest. These securities may include
(i) interests in loans that are not secured by any, or that have lower than senior claim on, collateral, (ii) other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities, and (iii) warrants and equity securities issued by a Borrower acquired in connection with the Trust's investment in Senior Loans.

INVESTMENT STRATEGY

In selecting Senior Loans and other income securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to earn high current income. BlackRock's analysis may include:

    o  credit research on the issuers' financial strength;

    o assessment of the issuers' ability to meet principal and interest payments;

    o  general industry trends;

    o  the issuers' managerial strength;

    o  changing financial conditions;

    o  borrowing requirements or debt maturity schedules; and

    o the issuers' responsiveness to changes in business conditions and interest rates.

BlackRock may also consider relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

In certain market conditions, the Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality, short-term income securities. In such conditions, the Trust may decide to invest less than 80% of its total assets in Senior Loans.

RISK MANAGEMENT

BlackRock's approach to managing high yield investments is to apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following process:

   o performing individual, company-by-company credit research to seek to select securities which BlackRock believes will be able to meet its debt obligations;

   o performing sector analysis to determine the sectors which BlackRock expects to have stable or improving credit quality in the future; and

   o utilizing the expertise and experience of the management team to make investment decisions.

BlackRock believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade quality debt obligations. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. As a result, the Trust is highly dependent on BlackRock's credit analysis abilities.

DESCRIPTION OF SENIOR LOANS

-GENERAL. Based upon available market data, BlackRock believes that the overall market for U.S. debt securities, including U.S. government securities, investment and non-investment grade corporate bonds, mortgage-related securities and commercial paper, totaled an outstanding principal amount of approximately $8.4 trillion at the end of 1997, and that Senior Loans represented approximately $375 billion (or 4.5%) of that total amount. Senior Loans in which the Trust will invest generally pay interest at rates that adjust periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Interbank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. The representative indicator shown below is derived from the DLJ Leveraged Loan Index, which was designed in January 1992. The DLJ Leveraged Loan Index includes approximately $58 billion of Senior Loans and new Senior Loan issues are added when they meet certain criteria. The DLJ Leveraged Loan Index is an unmanaged index and, although BlackRock believes that the spreads over LIBOR reported in connection with the determination of the Index (which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overall market for Senior Loans, the Trust will have no direct investment in, nor will its performance be indicative of, this Index. [Senior Loans are removed from the Index if they are in default.] The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Trust may earn or what an investor's yield or total return may be in the future.

                                                     COMPARISON OF MONEY MARKET RATE,
                                                           LIBOR AND SENIOR LOANS

                            JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.
                            1992   1992   1993   1993   1994   1994   1995   1995   1996   1996   1997   1997   1998   1998   1999
                            -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  ----
3 Month Treasury Bill(1)... 3.91%  3.28%  3.07%  3.11%  3.04%  4.46%  5.90%  5.59%  5.15%  5.30%  5.18%  5.19%  5.18%  5.09%   %

3 Month LIBOR(2)........... 4.19   3.44   3.25   3.31   3.25   4.88   6.31   5.88   5.38   5.69   5.56   5.75   5.65   5.69

Average Senior Loan Spreads
  Plus 3 Month LIBOR(3).... 6.34   5.68   5.72   5.77   5.69   7.19   8.65   8.15   7.69   8.07   8.03   8.10   8.02   8.04

--------------------
(1) U.S. Treasury bills offer a government guarantee as to the timely payment of interest and repayment of principal at maturity. Source:
     Bloomberg.

(2) The London Inter-bank Offered Rate, which is used worldwide as a base for loans to large commercial and industrial companies and may not generally be invested in directly. Source: Bloomberg.

(3) Derived from reported average Senior Loan spreads in the DLJ Leveraged Loan Index. The data do not reflect fluctuations in the principal value of Senior Loans included in the Index. Source: Donaldson, Lufkin & Jenrette.

It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Trust will not invest in a Senior Loan unless, at the time of investment, BlackRock determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.

The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. The Senior Loans in the Trust's portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. The Trust may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Because of prepayments, BlackRock expects the average life of Senior Loans to be two to three years.

A lender may have certain obligations pursuant to a loan agreement relating to Senior Loans, which may include the obligation to make additional loans in certain circumstances. The Trust generally will reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans, subject to the Trust's borrowing limitations. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust's total assets or would cause the Trust to fail to meet its tax diversification requirements.

The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

CERTAIN CHARACTERISTICS OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

    Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

    The Trust may purchase "Assignments" from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Trust also may invest without limit in "Participations." Participations by the Trust in a Lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

    The Trust will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Trust and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by BlackRock to be of comparable quality. Similarly, the Trust will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by BlackRock to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market conditions may be more pronounced. A description of the corporate bond ratings of Moody's and S&P is included as Appendix A.

LENDING FEES. In the process of buying, selling and holding Senior Loans the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other lenders pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time, BlackRock and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.

The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Trust will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Trust's policy of investing in normal market conditions at least 80% of its total assets in such secured Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Trust would be able to recover the full amount of the principal and interest due on the Loan.


                         OTHER INVESTMENT PRACTICES

The Trust may utilize other investment practices and portfolio management techniques as set forth below.

LEVERAGE

The Trust expects to utilize leverage through borrowings or issuance of debt securities or preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust intends to utilize leverage in an initial amount equal to approximately 331/3% of its total assets (including the amount obtained from leverage). The Trust generally will not utilize leverage if it anticipates that the Trust's leveraged capital structure would result in a lower return to Shareholders than that obtainable if the Shares were unleveraged for any significant amount of time. The use of leverage by the Trust creates an opportunity for increased net income for the Shares, but, at the same time, creates special risks. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely dispositions of portfolio securities. Subject to applicable regulatory requirements, the Trust at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short term rates which normally will be lower than the return earned by the Trust on its longer term portfolio investments. Since the total assets of the Trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments, the holders of Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the net asset value of the Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the Shares. BlackRock believes that this should be mitigated when the Trust uses leverage with floating rate costs because the Trust's costs of leverage and its portfolio of Senior Loans will ordinarily have similar floating rates of interest. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's Shareholders of maintaining the leveraged position will outweigh the current reduced return. As discussed under "Management of the Trust," the fee paid to BlackRock will be calculated on the basis of the Trust's assets including proceeds from borrowings for leverage and the issuance of preferred stock. During periods in which the Trust is utilizing financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risk Factors and Special Considerations--Leverage."

Capital raised through leverage will be subject to interest costs or dividend payments which may not exceed the income and capital appreciation on the assets purchased. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred stock involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Trust's Shares create an opportunity for greater return per Share, but at the same time such borrowing is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Trust compared with what it would have been without leverage.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 331/3% of the Trust's total assets). Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. In addition, during any period when preferred shares are outstanding, the Investment Company Act would require that two of the Trust's Trustees be elected by holders of the preferred shares, voting separately as a class, and that during any period in which the Trust were in arrears in an amount equal to two full years' dividends on such preferred shares, a majority of the Trust's Trustees be so elected.

The Trust's willingness to borrow money and issue new securities for investment purposes, and the amount the Trust will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on BlackRock's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage by borrowings in the amount of approximately 331/3% of the Trust's total assets, and an annual interest rate of [5.60]% payable on such leverage based on market rates as of the date of this Prospectus, the annual return on the assets attributable to the Shares that the Trust's portfolio must experience (net of expenses) in order to cover such interest payments would be [1.87]%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed.

The following table is designed to illustrate the effect on the return to a holder of the Trust's Shares of the leverage obtained by borrowings in the amount of approximately 331/3% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return
     (net of expenses)...........   (10)%     (5)%       0%     5%     10%
   Corresponding Share Return.... (17.8)%  (10.3)%   (2.8)%   4.7%   12.2%

The Trust currently expects that it may enter into definitive agreements with respect to a credit facility shortly after the closing of the Offering of the Shares made by this Prospectus. The Trust is currently in negotiations with a limited number of large commercial banks to arrange a credit facility pursuant to which the Trust expects to be entitled to borrow an amount equal to approximately [331/3]% of the Trust's total assets (inclusive of the amount borrowed) as of the closing of the offer and sale of the Shares. Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions, but the Trust anticipates that such a credit facility would have terms substantially similar to the following: [(i) a final maturity not expected to exceed three years, subject to possible extension by the Trust; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith]. The facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be pre-payable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Trust expects that such a credit facility would contain certain covenants which, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the Investment Company Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Until the Trust borrows or issues preferred shares, the Trust's Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Trust's investment objectives and policies.

STRATEGIC TRANSACTIONS

Consistent with its investment objectives and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured.

INTEREST RATE TRANSACTIONS. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. For example, if the Trust holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Trust from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates. In as much as these hedging transactions are entered into for good faith hedging purposes, BlackRock and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Trust expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Trust will engage in such transactions, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

CREDIT DERIVATIVES. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. / Credit derivative transaction exposure will be limited to 10% of the total assets of the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. As with calls, the Trust may purchase put options ("puts") on Securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

Appendix B contains further information about the characteristics, risk and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment by the Trust in futures contracts and options. The principal risks relating to the use of futures and other Strategic Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (iv) the obligation to meet additional variation margin or other payment requirements.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Taxes."

REPURCHASE AGREEMENTS

The Trust may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Trust buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Trust's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, BlackRock must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Trust might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Trust purchased may have declined, the Trust could experience a loss.

REVERSE REPURCHASE AGREEMENTS

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations--Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued Security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.


              RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider your ability to assume the following risks before investing in the Shares of the Trust. You should not consider an investment in the Shares as a complete investment program.

GENERAL. As a newly-organized fund, the Trust has no operating history. The Shares are designed primarily for investors who plan to invest and hold their investment for the long term. Therefore, you should not consider the Shares as a vehicle for trading purposes. The net asset value of the Shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Trust. These fluctuations are likely to be greater when the Trust is using financial leverage.

SENIOR LOAN MARKET. Senior Loans in which the Trust will invest may not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Trust will have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. Therefore, the performance of the Trust is more dependent on the analytical abilities of BlackRock than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, BlackRock will consider, and may rely in part, on analyses performed by others. Moreover, Senior Loans may be less liquid than many other types of income securities, which may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets.

LOWER-GRADE SECURITIES. Trust may invest in high-risk, high yield Senior Loan and other income producing securities of lower grade quality. Lower grade securities, exposes the Trust to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term. Here are some risks you should consider with respect to investments in interests in Senior Loans and lower-grade securities.

o CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. Senior Loans and other debt obligations, are subject to risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the debt obligation experiencing non-payment and a potential decrease in the net asset value of the Trust. Although Senior Loans in which the Trust will invest will be secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Trust may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Trust, including, in certain circumstances, invalidating such Senior Loans. In addition, the Trust may purchase interests in Senior Loans from financial intermediaries whereby the Trust depends on the intermediary for payment of principal and interest on the Senior Loan. A decline in the financial soundness of such intermediaries may, therefore, adversely affect the Trust.

      Debt securities which are rated below investment grade are viewed by the Rating Agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A. Because of the protective features of Senior Loans (being senior and secured by specific collateral), BlackRock believes, based on its experience, that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. As a result, the Trust is more dependent on BlackRock's credit analysis abilities than a fund that invests in other types of debt securities. The Trust may also invest in below investment grade debt obligations that are subordinated and unsecured. These instruments involve a greater risk of loss.

      A substantial portion of the Trust's portfolio of Senior Loans and other debt securities may be lower quality securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other higher quality securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. Because the Trust will own other income securities and Senior Loans with low credit quality, it will be subject to a high level of credit risk. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and could adversely affect the Trust's ability to make distributions. The effects of this default risk are greater for lower grade securities that are unsecured and subordinated to the payment rights of other creditors of the issuer.

o INCOME RISK. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust can be expected to drop as the interest rates on Senior Loans adjust.

o LIQUIDITY RISK. Senior Loans, at present, are generally not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Trust will invest. Where a secondary market exists, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Trust's assets invested in Senior Loan interests may restrict the ability of the Trust to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Trust and holders of Shares. The Trust may invest in other income securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of Senior Loans and other income securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

Additional risks you should consider with respect to Senior Loans.

o MARKET RISK. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Trust's net asset value will vary, the Trust's management expects the Trust's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Trust's net asset value. Similarly, a sudden and significant increase in market interest rates, may cause a decline in the Trust's net asset value.

o CREDIT RISKS ASSOCIATED WITH INVESTMENT IN PARTICIPATIONS. The Trust will purchase Participations in Senior Loans. The Trust may invest up to 100% of its assets in Participations. The selling lenders and other persons interpositioned between such Lenders and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Trust has taken measures which it believes reduce its exposure to any risks incident to such policy, the Trust may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

      With respect to any given Senior Loan, the terms of Participations may result in the Trust having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically will result in the Trust having a contractual relationship with the Lender selling the Participation, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation, the Trust may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Trust may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by any collateral supporting the Senior Loan with respect to which such Participation was sold. The Trust has implemented measures designed to reduce such risk but no assurances can be given as to their effectiveness. The fund may pay a fee or forgo a portion of interest payments when acquiring Participations or Assignments.

Additional risks you should consider with respect to lower-grade securities.

o MARKET RISK. The prices of income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This "market risk" is usually greater among income securities with longer maturities or durations. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

o CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

FOREIGN SECURITIES. The Trust may invest in Senior Loans and other income producing securities of issuers that are organized or located in countries other than the United States, provided that such investments are denominated in U.S. dollars and provided for the payment of interest and repayment of principal in U.S. dollars in debt securities ("Foreign Securities"). The Trust's investment in Foreign Securities may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities. Investments in such securities are particularly speculative.

Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

      o     fluctuations in foreign exchange rates

      o future foreign economic, financial, political and social developments

      o     different legal systems

      o the possible imposition of exchange controls or other foreign governmental laws or restrictions

      o     lower trading volume

      o much greater price volatility and illiquidity of certain foreign securities markets

      o     different trading and settlement practices

      o     less governmental supervision

      o     regulation changes in currency exchange rates

      o     high and volatile rates of inflation

      o     fluctuating interest rates

      o     less publicly available information

      o different accounting, auditing and financial record-keeping standards and requirements.

[Investments in foreign sovereign debt securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

      o     the possibility of expropriation of assets

      o     confiscatory taxation

      o     difficulty in obtaining or enforcing a court judgment

      o     economic, political or social instability

      o diplomatic developments that could affect investments in those countries.]

[Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

      o     growth of gross domestic product

      o     rates of inflation

      o     capital reinvestment

      o     resources

      o     self-sufficiency

      o     balance of payments position

      o certain investments in Foreign Securities also may be subject to foreign withholding taxes.]

[On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those eleven countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency may affect the Trust operationally and also has potential risks, some of which are listed below. Among other things, the conversion may affect:

     o issuers in which the Trust invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency;

     o vendors the Trust depends on to carry out its business, such as its Custodian (which holds the foreign securities the Trust buys), BlackRock (which must price the Trust's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Trust; and

      o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Trust's contracts could pose extra costs to the Trust.

BlackRock will monitor the effects of the conversion on the issuers in which the Trust invests. The possible effect of these factors on the Trust's investments cannot be determined with certainty at this time, but they may reduce or increase the value of some of the Trust's holdings and its operational costs.]

[Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Trust will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Trust's total assets.]

As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

LEVERAGE. Although the use of leverage by the Trust may create an opportunity for increased net income and capital appreciation for the Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. Because leverage achieved through borrowings is expected to be based on a floating rate of interest that fluctuates similarly to the floating rate on Senior Loans in the Trust's portfolio, BlackRock believes that market interest rate fluctuations should not adversely affect returns on Senior Loans obtained with the proceeds of such borrowings. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Shareholders including:

     o the likelihood of greater volatility of net asset value and market price of the Shares than a comparable portfolio without leverage;

     o the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the Shareholders;

     o the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Shares; and

     o when the Trust uses financial leverage, the investment advisory fees payable to BlackRock Advisors, Inc. will be higher than if the Trust did not use leverage. See "Management of the Trust."

Any requirement that the Trust sell assets at prices below that at which the Trust is currently valuing such assets in order to reduce any leverage or for other reasons would reduce the Trust's net asset value and also make it difficult for the net asset value to recover. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the long-term benefits to the Trust's Shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock, if any, issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies. The Trust may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions (which we refer to as "Strategic Transactions") including interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Trust's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be affected by such factors as the relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Trust's Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Shares of the Trust soon after completion of the public offering. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Trust as a vehicle for trading purposes. See "Description of Shares."

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Trust may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Trust.

NON-DIVERSIFICATION. The Trust has registered as a "non-diversified" investment company under the 1940 Act. Under federal income tax rules applicable to the Trust, with respect to 50% of its assets, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, although it has no current intention to do so. The Trust will not invest more than 10% of its assets in securities (including interests in Senior Loans) of any single Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

ANTI-TAKEOVER PROVISIONS. The Trust's Agreement and Declaration of Trust (the "Trust Agreement") contains provisions limiting (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust's freedom to engage in certain transactions, and (iii) the ability of the Trust's Board of Trustees or Shareholders to amend the Trust Agreement. These provisions of the Trust Agreement may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Investment Objectives and Policies" and "Description of Shares."

YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by BlackRock and the Trust's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." BlackRock is taking steps to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, we cannot give any assurance that these steps will be sufficient to avoid any adverse impact on the Trust.


                          INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority of the Trust's outstanding voting shares (as defined in the Investment Company Act). All other investment policies of the Trust are considered non-fundamental and may be changed by the Board of Trustees of the Trust without prior approval of the Trust's outstanding voting shares. The Trust may not:

     o Purchase any security if as a result 25% or more of the total assets of the Trust would be invested in the securities of issuers having their principal business activities in the same industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     o Purchase commodities or commodity contracts, except that the Trust may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions;

     o Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, except that the Trust may purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, oil, gas or other minerals, or interests therein. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

     o Issue senior securities or borrow money, except as permitted by the Investment Company Act;

     o Make loans to others, except through the purchase of loan interests, debt securities and other obligations and the entry into reverse repurchase agreements. However, the Trust may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees;

     o Act as an underwriter of securities of other issuers, except to the extent the Trust may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities;

     o Invest in the securities of a company for the purpose of exercising management or control, but the Trust will vote the securities it owns in its portfolio as a shareholder or otherwise exercise its rights in accordance with the terms of the securities in accordance with its views;

     o Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars and floors; and

     o Purchase securities of other investment companies, except to the extent permitted under the Investment Company Act.

The Trust will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Trust as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Trust's custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Trust.

Notwithstanding the investment policies and restrictions of the Trust, upon approval of the Board of Trustees, the Trust may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Trust.

FUND STRUCTURES. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in the increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. Use of this structure could also result in the Trust sharing in certain expenses that it might not otherwise include and in the Trust having less of its assets investing in long-term investments than if the Trust did not invest through a master-feeder structure. The Trust's Board of Trustees presently does not intend to affect any conversion of the Trust to a master-feeder structure without first obtaining approval of shareholders holding at least a majority of the Trust's shares present at a meeting of shareholders at which a quorum is present.


                          MANAGEMENT OF THE TRUST

BlackRock Advisors, Inc., a global asset management company with approximately $132 billion of assets under management, will act as the Trust's investment adviser. BlackRock Advisors, Inc. is a wholly-owned subsidiary of PNC Bank, N.A. with over 500 employees. BlackRock currently manages the assets of 56 investment companies, including 21 closed-end funds. BlackRock Advisors, Inc. has entered into a sub-advisory agreement with BlackRock, pursuant to which the responsibilities of managing the Trust's portfolio on a daily basis have been delegated to BlackRock. BlackRock was founded in 1988 and has expertise in the government, mortgage, corporate, asset-backed, municipal, non-dollar and high yield sectors of the fixed income securities market. BlackRock currently has approximately $66 billion in discretionary fixed income assets under management invested in a broad array of fixed income products across the yield curve. BlackRock currently manages approximately $1.2 billion in lower grade securities, including approximately $735 million in lower grade corporate securities, including bonds issued by financial, industrial and utility companies, Yankee bonds, preferred stocks and other income securities. BlackRock also manages approximately $50 billion in cash or other short-term, highly liquid investments, $14 billion of equity securities and $2 billion in various alternative investments.

INVESTMENT ADVISORY AGREEMENT

Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), the Trust has retained BlackRock Advisors, Inc. to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

The Advisory Agreement provides, among other things, that BlackRock Advisors, Inc. will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement (including the fees and expenses of BlackRock) and will pay all directors' fees and salaries of the Trust's trustees and officers who are affiliated persons (as such term is defined in the Investment Company Act) of BlackRock Advisors, Inc. except that the Board of Trustees may approve reimbursement for the time spent on Trust operations of BlackRock Advisors, Inc.'s personnel who spend substantial time on the operations (other than the provision of investment advice) of the Trust or other investment companies advised by BlackRock Advisors, Inc. The Advisory Agreement provides that the Trust shall pay to BlackRock Advisors, Inc. a monthly fee (the "Investment Advisory Fee") for its services at the annual rate of 1.05% of the Trust's average weekly value of the total assets of the Trust minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). From such Investment Advisory Fee, BlackRock Advisors, Inc. will pay BlackRock, for serving as sub-adviser, a fee equal to an annual rate of 0.35% of the average weekly value of the Trust's Managed Assets.

Although BlackRock Advisors, Inc. intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors, Inc. are not exclusive and BlackRock Advisors, Inc. provides similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors, Inc. is not liable to the Trust or any of the Trust's Shareholders for any act or omission by BlackRock Advisors, Inc. in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's Shareholders and provides for indemnification by the Trust of BlackRock Advisors, Inc., its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Advisory Agreement was approved by the Trust's Board of Trustees, on
         1999, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Advisory Agreement will be submitted to Shareholders for their approval at the first meeting of shareholders of the Trust. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees, who are not parties to such Agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, Inc., on 60 days' written notice by either party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

SUB-INVESTMENT ADVISORY AGREEMENT

Pursuant to the Sub-Investment Advisory Agreement, BlackRock Advisors, Inc. has appointed BlackRock, one of its affiliates, to handle the day-to-day investment management of the Trust. BlackRock will receive a portion of the advisory fee paid by the Trust to BlackRock Advisors, Inc. From the Investment Advisory Fee, BlackRock Advisors, Inc. will pay BlackRock, for serving as sub-adviser, a fee equal to an annual rate of 0.35% of the average weekly value of the Trust's Managed Assets.

The Sub-Investment Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or disregard of its obligations thereunder, BlackRock is not liable to the Trust or any of the Trust's Shareholders for any act or omission by BlackRock in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's Shareholders and provides indemnification by the Trust of BlackRock, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

Although BlackRock intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock are not exclusive and BlackRock provides similar services to other investment companies and other clients and may engage in other activities.

The Sub-Investment Advisory Agreement was approved by the Trust's Board of
Trustees on          1999, including a majority of the Trustees who are not
parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Sub-Investment Advisory Agreement will be submitted to Shareholders for their approval at the first meeting of Shareholders of the Trust. The Sub-Investment Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees, who are not parties to such Agreement for interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Investment Advisory Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, Inc. or by BlackRock, on 60 days' written notice by either party to the other. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

PORTFOLIO MANAGEMENT TEAM

ROBERT S. KAPITO, Vice Chairman and Head of the Portfolio Management Group, has been a member of the Management Committee and the Investment Strategy Group since March 1988. Mr. Kapito has been responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock since March 1988. In addition, Mr. Kapito has played a key role in coordinating the efforts of the analytical and administrative groups with the portfolio management group. He also has been involved in marketing and managing several of BlackRock's funds. Since March 1988, Mr. Kapito has served as a Vice President for BlackRock's family of closed-end mutual funds and for the Smith Barney Adjustable Rate Government Income Fund. Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of collateralized mortgage obligations (CMOs). Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe. Mr. Kapito currently serves as President of the Board of Directors of Periwinkle National Theatre, a national non-profit effort to help disadvantaged youth, and Chairman of the 1998 Hope & Heroes/Babies & Children's Cancer Fund. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979 and an MBA degree from Harvard Business School in 1983.

KEITH ANDERSON, Managing Director, Chief Investment Officer, Fixed Income and Co-head of Fixed Income Operating Committee, is co-chair of the Investment Strategy Group and a member of the Management Committee of BlackRock. Mr. Anderson has primary responsibility for managing client portfolios, specializing in the government and mortgage sectors including Treasuries, agencies, futures, options, swaps and a wide range of traditional and non-traditional mortgage securities. Mr. Anderson also serves as a Vice President for BlackRock's family of closed-end mutual funds. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice president in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and portfolio manager at Criterion Investment Management Company (now Nicholas-Applegate Capital Management) where he had primary responsibility for a $2.8 billion fixed income portfolio. Mr. Anderson has authored numerous articles on fixed income strategies including two articles in The Handbook of Fixed Income
Options: "Scenario Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market". Mr. Anderson currently serves as Treasurer of Family Dynamics, a non-profit organization focusing on the prevention of child abuse. Mr. Anderson earned a BS degree in economics and finance from Nichols College in 1981 and an MBA degree in business administration from Rice University in 1983.

DENNIS SCHANEY, Managing Director of BlackRock and Head of the High Yield Team. Mr. Schaney has primary responsibility for BlackRock's high yield efforts. Prior to joining BlackRock in 1998, Mr. Schaney spent nine years with Merrill Lynch, from 1989-1998, where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. During the time Mr. Schaney managed Merrill's Corporate and Municipal Bond Research Departments, the group became the top-ranked Fixed Income Research Department according to industry polls. Mr. Schaney's specific sector specialties included the media, entertainment, and cable sectors for both the high yield and investment grade markets for which he was named to Institutional Investor's All American Fixed Income Team for five of the last six years. In addition, throughout his career, Mr. Schaney has covered the Auto, Transportation, Technology and Aerospace industries. Mr. Schaney began his investment career with Standard & Poor's from 1983-1985, followed by four years with The First Boston Corporation from 1985-1989; two years as an analyst in the firm's Fixed Income and Research Department and two years as a Vice President in the firm's Investment Banking Department. Prior to embarking on an investment career, Mr Schaney worked with United Technologies from 1980-1983. Mr. Schaney earned a BS degree in finance from the University of Bridgeport in 1980 and an MS degree in financial management from Fairfield University in 1995. He is a member of the Fixed Income Analyst Society.

MARK J. WILLIAMS, Director of BlackRock. Mr. Williams has primary responsibility for originating and evaluating Bank Loan investments for the High Yield Team. He is also involved in the evaluation and sourcing of Mezzanine Investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years at PNC Bank's New York Office from 1990-1998 and was co-founder of the bank's leveraged finance group. In that capacity, he was responsible for originating and structuring proprietary middle market leveraged deals, along with sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. Mr. Williams has developed extensive contacts over the years working with private equity sponsors and major loan syndication groups. Prior to 1990, he worked in PNC's Philadelphia Office in a variety of marketing and corporate finance roles from 1983-1990. Mr. Williams obtained a BA in Economics from Franklin and Marshall College in 1983.

MICHAEL C. BUCHANAN, CFA, Director of BlackRock. Mr. Buchanan has primary responsibility for trading and overseeing risk management for the High Yield Team. Prior to joining BlackRock in 1998, Mr. Buchanan was a Vice President at Conseco Capital Management ("CCM") from 1990-1998 where he was a portfolio manager responsible for high yield debt, bank loan and emerging markets debt trading. He also oversaw investment grade corporate bond trading. At CCM, Mr. Buchanan managed two high yield mutual Trusts and was involved in the management and oversight of three high yield debt CBOs and a bank loan CLO. Prior to assuming trading responsibilities in the high yield debt area, Mr. Buchanan's previous experience at CCM included credit research on the aerospace, defense and paper/forest products sectors and convertible securities trading. Mr. Buchanan graduated from Brown University with a BA in business economics and organizational behavior/management in 1990. He is a Chartered Financial Analyst and has been on the Indianapolis Society of Financial Analysts since 1993.

PETER SCHWARTZMAN, Vice President of BlackRock. Mr. Schwartzman is Senior Industry Analyst on the High Yield Team responsible for covering the health care, gaming, retail, textile and lodging industries. Prior to joining BlackRock in 1998, he spent four years as a Vice President at Alliance Capital Management where he was an analyst from 1994-1998 covering a broad range of high yield and high grade companies in those sectors. In addition, Mr. Schwartzman has done considerable work on a broad array of distressed situations in the manufacturing, convenience store, and consumer products industries. Previously, Mr. Schwartzman spent four years as an Analyst at Moody's Investors Service in the Tax-Exempt Health Care Group from 1989-1994. At Moody's, he was responsible for the analysis of hospitals, health systems and long-term care facilities. During his four years at Moody's he rated over 100 transactions. Mr. Schwartzman received his MBA in Finance from New York University - Stern School of Business in 1997 and his BA from Trinity College in 1988. He is a member of the Fixed Income Analysis Society and also serves on the Finance Committee of the Board of Directors of the New York Society of the Deaf.

THE ADMINISTRATION AGREEMENT

             will act as the Trust's administrators (the "Administrators"). Under the Administration Agreement with the Trust (the "Administration Agreement"), the Administrators administer the Trust's corporate affairs subject to the supervision of the Trust's Board of Trustees and in connection therewith furnish the Trust with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. The Administrators also may facilitate bank or other borrowing by the Trust when BlackRock Advisors, Inc. determines that leverage may be in the best interests of the Trust's Shareholders. In connection with its administration of the corporate affairs of the Trust, each Administrator will bear the following expenses:

(a)   salaries and expenses of all personnel of such Administrator; and

(b) all expenses incurred by such Administrator or by the Trust in connection with administering the ordinary course of the Trust's business, other than those assumed by the Trust, as described below.

The Administration Agreement provides that the Trust shall pay to each Administrator a monthly fee for its services at an annual rate of 0.075% of the Trust's average weekly Managed Assets (as described above).

The Administration Agreement was approved by the Trust's Board of Trustees
on           , 1999 and is effective until terminated. The Administration
Agreement terminates automatically if it is assigned (as defined in the Investment Company Act and the rules thereunder) and is otherwise terminable on 60 days' notice by any party.

EXPENSES OF THE TRUST

Except as indicated above, the Trust will pay all of its expenses, including fees of the trustees not affiliated with BlackRock Advisors, Inc. and board meeting expenses; fees of BlackRock Advisors, Inc. and the Administrator; interest charges; taxes; charges and expenses of the Trust's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Trust; expenses of repurchasing shares; expenses of printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; fees and expenses of the Custodian for all services to the Trust, including safekeeping Trusts and securities and maintaining required books and accounts; expenses in calculating and publishing the net asset value of the Trust's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering; and its other business and operating expenses. The Trust
will pay offering expenses of $     ($     if the over-allotment option is
exercised in full), which will be deducted from the total proceeds of the offering. BlackRock Advisors, Inc. has agreed that it or an affiliate will pay all organizational expenses of the Trust. BlackRock Advisors, Inc. has agreed that it or an affiliate will also pay all offering expenses of the Trust that exceed $0.02 per Share.


                    TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day to day operations. The officers are directly responsible to the Trust's Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company) are denoted by an asterisk (*). The business address of the Trust, BlackRock Advisors, Inc., and their Board members and officers is 345 Park Avenue, New York, New York 10154, unless specified otherwise below. The Trustees listed below are either trustees or directors of other closed-end funds in which BlackRock acts as investment adviser.

                                          PRINCIPAL OCCUPATION DURING THE
NAME AND ADDRESS         TITLE        PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------         -----        --------------------------------------

Andrew F. Brimmer       Trustee    President of Brimmer & Company, Inc., a
4400 MacArthur Blvd.,              Washington, D.C.-based economic and
  N.W.                             financial consulting firm. Director of
Suite 302                          AirBorne Express, CarrAmerica Realty
Washington, DC 20007               Corporation and Borg-Warner Automotive.
Age: 72                            Formerly member of the Board of
                                   Governors of the Federal Reserve System.
                                   Formerly Director of BankAmerica
                                   Corporation (Bank of America), BellSouth
                                   Corporation, College Retirement Equities
                                   Trust (Trustee), Commodity Exchange,
                                   Inc. (Public Governor), Connecticut
                                   Mutual Life Insurance Company, E.I. du
                                   Pont de Nemours & Company, Electronic
                                   Realty Associates, Equitable Life
                                   Assurance Society of the United States,
                                   Gannett Company (publishing), MNC
                                   Financial Corporation (American Security
                                   Bank), NMC Capital Management, Navistar
                                   International Corporation (truck
                                   manufacturing) and UAL Corporation
                                   (United Airlines).

Richard E. Cavanagh     Trustee    President and Chief Executive Officer of
845 Third Avenue                   The Conference Board, Inc., a leading
New York, NY 10022                 global business membership organization
Age: 52                            from 1995-present. Former Executive
                                   Dean of the John F. Kennedy School of
                                   Government at Harvard University from
                                   1988-1995. Acting Director, Harvard
                                   Center for Business and Government
                                   (1991-1993). Formerly Partner
                                   (principal) of McKinsey & Company, Inc.
                                   (1980-1988). Former Executive Director
                                   of Federal Cash Management, White House
                                   Office of Management and Budget
                                   (1977-1979). Co-author, THE WINNING
                                   PERFORMANCE (best selling management
                                   book published in 13 national editions).
                                   Trustee, Wesleyan University, Drucker
                                   Foundation and Educational Testing
                                   Services (ETS). Director, Olin Corp.
                                   (chemicals and metals), Fremont Group
                                   (investments) and The Guardian Life
                                   Insurance Company of America
                                   (insurance).

Kent Dixon              Trustee    Consultant/Investor. Former President
9495 Blind Pass Road               and Chief Executive Officer of Empire
Unit #602                          Federal Savings Bank of America and Banc
St. Petersburg, FL 33706           PLUS Savings Association, former
Age: 61                            Chairman of the Board, President and
                                   Chief Executive Officer of Northeast
                                   Savings. Former Director of ISFA (the
                                   owner of INVEST, a national securities
                                   brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi        Trustee    Consultant. Editor of THE JOURNAL OF
858 Tower View Circle              PORTFOLIO MANAGEMENT and Adjunct
New Hope, PA 18938                 Professor of Finance at the School of
Age: 50                            Management at Yale University. Director,
                                   Guardian Mutual Trusts Group. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan
                                   School of Management, Massachusetts
                                   Institute of Technology from 1986 to
                                   August 1992.

Laurence D. Fink*       Trustee    Chairman and Chief Executive Officer of
Age: 45                            BlackRock Financial Management, Inc.
                                   since March 1998. Formerly a Managing
                                   Director of The First Boston
                                   Corporation, member of its Management
                                   Committee, co-head of its Taxable Fixed
                                   Income Division and head of its Mortgage and Real Estate Products Group (December
                                   1980-March 1988). Currently, Chairman of the Board and Director of each of BlackRock's Trusts and Anthracite
                                   Capital, Inc. and as Director of
                                   BlackRock Trust Investors I, BlackRock
                                   Trust Investors II, BlackRock Trust
                                   Investors III, BlackRock Asset Investors and BlackRock MQE Investors Trustee of
                                   New York University Medical Center,
                                   Dwight Englewood School, National
                                   Outdoor Leadership School and Phoenix
                                   House. A Director of VIMRx
                                   Pharmaceuticals, Inc. and Innovir
                                   Laboratories, Inc.

James Grosfeld          Trustee    Consultant/Investor. Director of
20500 Civic Center                 BlackRock Trust Investors I, BlackRock
  Drive                            Trust Investors II, BlackRock Trust
Suite 3000                         Investors III, BlackRock Asset Investors
Southfield, MI 48076               and Copart, Inc. (retail-automobile).
Age: 61                            Formerly Chairman of the Board and Chief
                                   Executive Officer of Pulte Corporation
                                   (homebuilding and mortgage banking and
                                   finance) from 1974-1990.

James Clayburn          Trustee    Dean Emeritus of The John E. Anderson
  LaForce, Jr.                     Graduate School of Management,
P.O. Box 1595                      University of California since July 1,
Pauma Valley, CA 92061             1993. Director, Eli Lilly and Company
Age: 69                            (pharmaceuticals), Imperial Credit
                                   Industries (mortgage banking), Jacobs
                                   Engineering Group, Inc., Rockwell
                                   International Corporation, Payden &
                                   Rygel Investment Trust (mutual trust),
                                   Provident Investment Counsel Trusts
                                   (investment companies), Timken Company
                                   (roller bearing and steel) and Motor
                                   Cargo Industries (transportation).
                                   Acting Dean of The School of Business,
                                   Hong Kong University of Science and
                                   Technology 1990-1993. From 1978 to
                                   September 1993, Dean of The John E.
                                   Anderson Graduate School of Management,
                                   University of California.

Walter F. Mondale       Trustee    Partner, Dorsey & Whitney, a law firm
220 South Sixth Street             (December 1996-present, September
Minneapolis, MN 55402              1987-August 1993). Formerly U.S.
Age: 70                            Ambassador to Japan (1993-1996).
                                   Formerly Vice President of the United
                                   States, U.S. Senator and Attorney
                                   General of the State of Minnesota. 1984
                                   Democratic Nominee for President of the
                                   United States.

Ralph L. Schlosstein*   Trustee    President of BlackRock since March 1988.
Age: 47                   and      Formerly a Managing Director of Lehman
                        President  Brothers, Inc. and co-head of its
                                   Mortgage and Savings Institutional
                                   Group. Currently President of each of
                                   the closed-end funds in which BlackRock
                                   acts as investment adviser. Trustee of
                                   Denison University and New Visions for
                                   Public Education in New York City. A
                                   Director of the Pulte Corporation and a
                                   member of the Visiting Board of
                                   Overseers of the John F. Kennedy School
                                   of Government at Harvard University.

Dennis Schaney            Vice     Managing Director of BlackRock and Head of
Age: 41                President   the High Yield Team since February 1998.
                                   From June 1989 to February 1998,
                                   Managing Director at Merrill Lynch in
                                   the Global Fixed Income Research and
                                   Economics Department.

Keith T. Anderson         Vice     Managing Director of BlackRock since April
Age: 39                President   1988. From February 1987 to April 1988,
                                   Vice President at The First Boston
                                   Corporation in the Fixed Income Research
                                   Department. Previously Vice President
                                   and Senior Portfolio Manager at
                                   Criterion Investment Management Company
                                   (now Nicholas-Applegate).

Henry Gabbay           Treasurer   Managing  Director and Chief Operating
Age: 51                            Officer of BlackRock since February
                                   1989. From September 1984 to February
                                   1989, Vice President at The First Boston
                                   Corporation.

Robert S. Kapito          Vice     Managing Director and Vice Chairman  of
Age: 41                President   BlackRock since March 1988. Formerly
                                   Vice President at The First Boston
                                   Corporation in the Mortgage Products
                                   Group (from December 1985 to March
                                   1988).

James Kong             Assistant   Managing Director of BlackRock since
Age: 38                Treasurer   January 1991. From April 1987 to April
                                   1989, Assistant Vice President at The
                                   First Boston Corporation in the CMO/ABO
                                   Administration Department. Previously
                                   affiliated with Deloitte Haskins & Sells
                                   (now Deloitte & Touche LLP).

Karen H. Sabath        Secretary   Managing Director of BlackRock since
Age: 33                            August 1988. From June 1986 to July
                                   1988, Associate at The First Boston
                                   Corporation in the Mortgage Finance
                                   Department. From August 1988 to December
                                   1992, Associate Vice President of
                                   BlackRock Advisors, Inc.

Richard Shea, Esq.        Vice     Director of BlackRock since February 1993.
Age: 39                President/  From December 1988 to February 1993,
                          Tax      Associate Vice President and Tax Counsel
                                   at Prudential Securities Incorporated.
                                   From August 1984 to December 1988,
                                   Senior Tax Specialist at Laventhol &
                                   Horwath.

The address of each officer of the Trust is 345 Park Avenue, New York, New York 10154.

Prior to this offering, all of the outstanding Shares of the Trust were owned by BlackRock.

No officer or employee of the Trust receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the Investment Company Act) $3,800 per annum. In addition, the Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the Investment Company Act) $950 per Board meeting attended, and reimburses each Trustee who is not an "interested person" of the Trust (as defined in the Investment Company Act) for travel and out-of-pocket expenses.

The aggregate estimated compensation received by each current Trustee of the Trust for the fiscal year ending October 31, 1999 and the aggregate estimated compensation received by each current Trustee of the BlackRock Family of Funds for the fiscal year ending October 31, 1999 as a whole were as follows:


                                                          ESTIMATED TOTAL
                                                            COMPENSATION
                                    1999 ESTIMATED            FROM THE
                                       AGGREGATE           TRUST AND FUND
                                     COMPENSATION      COMPLEX PAID TO BOARD
NAME OF BOARD MEMBER                  FROM TRUST              MEMBER*
--------------------                --------------     ---------------------
Andrew R. Brimmer................     $ 7,600                 $160,000
Richard E. Cavanagh..............     $ 7,600                 $160,000
Kent Dixon.......................     $ 7,600                 $160,000
Frank J. Fabozzi.................     $ 7,600                 $160,000
Laurence D. Fink.................     $     0                 $      0
James Grosfeld...................     $ 7,600                 $160,000
James Clayburn LaForce, Jr.......     $ 7,600                 $160,000
Ralph L. Schlosstein.............     $     0                 $      0
Walter F. Mondale................     $ 7,600                 $140,000
------------
* The BlackRock Family of Funds consists of 21 closed-end funds. Total compensation from Trust and Fund complex paid to each Board member is capped at $160,000.


                           PORTFOLIO TRANSACTIONS

BlackRock is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans, the Trust generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Trust, although a more developed market may exist for certain Senior Loans. The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to the Lender selling Participations or Assignments to the Trust. The Adviser will determine the Lenders from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Trust intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans at a fair price should the Trust desire to sell such interests. See "Risk Factors and Special Considerations."

Other securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

BlackRock is responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to Shareholders of the Trust and not according to any formula. BlackRock's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There may be many instances when, in the judgment of BlackRock, more than one firm can offer comparable execution services. In selecting among such firms, consideration will be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

BlackRock is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by BlackRock, and does not reduce BlackRock's normal research activities in rendering investment advice under the Advisory Agreement. It is possible that BlackRock's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other accounts which BlackRock manages may own from time to time the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by BlackRock in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's Board of Trustees that this advantage, when combined with the other benefits available due to BlackRock's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

Although the Advisory Agreement contains no restrictions on portfolio turnover, under normal market conditions, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short term trading. The portfolio turnover rate is expected to vary from year to year. BlackRock will monitor the Trust's tax status under the Code during periods in which the Trust's annual turnover rate exceeds 100%. Higher portfolio turnover (100% or more) results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Trust's ability to qualify as a "regulated investment company" under the Code may be affected.


                      DETERMINATION OF NET ASSET VALUE

The Trust's investments are valued after the close of business on the New York Stock Exchange no less frequently than Thursday of each week (except where such Thursday is not a business day, in which case the first business day immediately preceding such Thursday) and the last business day of each month, using available market quotations or at fair value. Substantially all of the Trust's fixed-income investments (excluding short term investments) are valued by one or more independent pricing services (the "Service") approved by the Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid price is used when no ask price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by BlackRock. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued weekly and taken into account for the purpose of determining the net asset value of the Trust's Shares.

Senior Loans will be valued in accordance with guidelines established by the Board of Trustees. Under the Trust's current guidelines, Senior Loans for which an active secondary market exists to a reliable degree in the opinion of BlackRock and for which BlackRock can obtain at least two quotations believed by BlackRock to be reliable from banks or dealers in Senior Loans will be valued by BlackRock by calculating [the mean of the last available bid and asked prices in the market for such Senior Loans, and then using the [mean of those two means]. If only one quote believed by BlackRock to be reliable for a particular Senior Loan is available, such Senior Loan will be valued on the basis of the [mean of the last available bid and asked prices in the market]. For Senior Loans for which an active secondary market does not exist to a reliable degree in the opinion of BlackRock, such Senior Loans will be valued by BlackRock at fair value, which is intended to approximate market value. In valuing a Senior Loan at fair value, BlackRock will consider, among other factors, (i) the creditworthiness of the Borrower and any intermediaries, (ii) the current interest rate period until next interest rate reset and maturity of the Senior Loan, (iii) recent prices in the market for similar Senior loans, if any, (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity, and (v) prices furnished by one or more pricing services that take into account factors comparable to one or more of the foregoing factors.

Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and ask prices as of the close of the exchange. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by the Trust will be included in the liability section of the financial statements as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written.

Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing rates of exchange or, if no such rate is quoted on such date, at the exchange rate utilized on the previous business day or at such other quoted market exchange rate as may be determined to be appropriate by BlackRock. Expenses and fees, including the Management Fee, are accrued weekly and taken into account for the purpose of determining the net asset value of the Shares.

Illiquid securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Service, are valued at fair value as determined in good faith by the Board of Trustees. The Board will review the method of valuation on a current basis. In making their good faith valuation of illiquid securities, the Board members generally will take the following factors into consideration: illiquid securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the illiquid securities. Illiquid securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


                        DIVIDENDS AND DISTRIBUTIONS

It is the Trust's present policy, which may be changed by the Board of Trustees, to make monthly distributions of its net investment income. All net realized capital gains, if any, either will be distributed to the Trust's Shareholders at least annually or will be retained by the Trust, and subject to Trust-level associated tax liabilities thereon. As a result of the Trust's ability to invest in certain types of securities, the Trust may make distributions of net investment income in amounts greater than the total amount to cash actually received in order to satisfy certain requirements under current federal income tax law. See "Taxes." The Trust may change the foregoing distribution policy if its experience indicates, or its Board of Trustees for any reason determines, that changes are desirable. See "Taxes."

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any preferred shares are outstanding, the Trust may not declare any cash dividend or other distribution on its Shares, unless at the time of such declaration,
(1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act as described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Trust's Shares in the event of a default on the Trust's borrowings. Any limitation on the Trust's ability to make distributions on its Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company. See "Other Investment Practices--Leverage" and "Taxes."

See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Shares may be automatically reinvested in Shares of the Trust. Dividends and distributions may be taxable to Shareholders whether they are reinvested in Shares of the Trust or received in cash.

The Trust expects that it will commence paying dividends within approximately 60 days of the date of this Prospectus.


                                   TAXES

The Trust intends to elect and to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust so qualifies and distributes each year to its Shareholders at least 90% of its "investment company taxable income" (including, among other things, interest and net short-term capital gains, but not "net capital gains", which are the excess of net long-term capital gains over net short-term capital losses) from that year, the Trust will not be required to pay federal income taxes on any income distributed to Shareholders. The Trust will not be subject to federal income tax on any net capital gains distributed to Shareholders.

If the Trust failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income.

The Trust intends to make monthly distributions of net investment income, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Trust will distribute annually any net short-term capital gain and any net capital gain. Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be paid approximately 60 days after the completion of this offering. While there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "Description of Capital Structure."

Distributions of the Trust's investment company taxable income are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Trust's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis has been reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Trust's distributions will not qualify for the dividends-received deduction for corporations.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that if Shares are purchased in the open market shortly before the record date for any dividend (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Shareholders that are not liable for tax on their income and whose Shares are not debt-financed are not required to pay tax on dividends they receive from the Trust. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding of 31%.

The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors should consult their tax advisers.


                    AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Trust's Automatic Dividend Reinvestment Plan (the "Plan"), unless a Shareholder elects to receive cash, all dividend and capital gains distributions will be automatically reinvested by Boston EquiServe L.P. as agent for Shareholders in administering the Plan (the "Plan Agent") in additional Shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by Boston EquiServe L.P., as dividend disbursing agent. Plan participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Boston EquiServe L.P., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Trust declares an ordinary income dividend or a capital gain dividend (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participant's account through receipt of additional unissued but authorized Shares from the Trust ("newly issued shares"). On the payment date for the dividend, the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participant. The number of newly issued Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%.

The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in Shares or in cash. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes." Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royal Street Canton, Massachusetts 02021.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, will act as the Trust's Custodian. The Custodian may employ sub-custodians outside the U.S. approved by the Board of Trustees in accordance with regulations under the Investment Company Act. Boston EquiServe L.P. will act as the Trust's Transfer and Dividend Disbursing Agent.


                           DESCRIPTION OF SHARES

The Trust is a newly organized unincorporated business trust under the laws of Delaware pursuant to an Agreement and Trust Agreement (the "Trust Agreement") dated , 1999. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per Share. Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Trust shares are of one class and have equal rights as to dividends and liquidation. The Trust may reclassify Shares as preferred shares, with such rights and designations as the Board of Trustees shall determine. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trust will send annual and semi-annual financial statements to all its Shareholders.

The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trust intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust has no present intention of offering additional Shares, except as described herein and under the Automatic Dividend Reinvestment Plan, as it may be amended from time to time. See "Automatic Dividend Reinvestment Plan." Other offerings of its Shares, if made, will require approval of the Trust's Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Trust's outstanding Shares.

The Trust has applied for listing on the New York Stock Exchange of its
Shares under the symbol "     ."

ANTI-TAKEOVER PROVISIONS

The Trust's Agreement and Declaration of Trust (the "Trust Agreement") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Shares.

In addition, the Trust Agreement requires the favorable vote of the holders of at least 75% of the outstanding Shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash (except pursuant to the Automatic Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 75% voting requirements described above (and the requirements relating to conversion to an open-end Trust described below), which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of Shareholders generally. Reference should be made to the Trust Agreement on file with the SEC for the full text of these provisions.

CLOSED-END TRUST STRUCTURE

The Trust has been organized as a closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, such as investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount to their net asset value.

In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interests of Shareholders, the Trust's Board of Trustees might consider open market repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal or close to net asset value per Share. The Board of Trustees might also consider the conversion of the Trust to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company.

CONVERSION TO OPEN-END TRUST

The Trust may be converted to an open-end investment company at any time by an amendment to the Trust Agreement. The Trust Agreement provides that such an amendment would require the approval of two-thirds of the Trust's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of Trustees) and, assuming the Trust has issued preferred shares, by the affirmative vote of a majority of outstanding shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Trust with respect to the Shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Trust would be required to maintain its portfolio such that not more than 15% of its net assets would be invested in illiquid securities, or other illiquid assets, or securities which are restricted as to resale. Such requirement could cause the Trust to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Trust to meet its investment objective and policy of investing at least 80% of its assets in Senior Loans under normal market conditions. In the event of conversion, the Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Determination of Net Asset Value." Although the Trust's Shareholders will not have the right to redeem their Shares, the Trust may take action to repurchase Shares in the open market or make tender offers for its Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Trust's Shares, it should be recognized that the acquisition of Shares by the Trust will decrease the total assets of the Trust and, therefore, have the effect of increasing the Trust's expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act.


                                UNDERWRITING

The Underwriters named below (the "Underwriters"), for whom
                are acting as representatives (the "Representatives") have severally agreed, subject to the terms and conditions contained in the underwriting agreement with the Trust and BlackRock Advisors, Inc. (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth below opposite their respective names. The Trust is obligated to sell, and the Underwriters are obligated to purchase, all of the Shares offered hereby, if any are purchased.

UNDERWRITER                                              NUMBER OF SHARES





Total..........................................................

BlackRock Advisors, Inc. (or an affiliate) has agreed to pay to the
Underwriters compensation in the gross amount of $     per Share (   % of
the pubic offering price per Share) or an aggregate amount of $    ($
assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of BlackRock (or an affiliate) and made out of its own assets and will not in any way represent an obligation of the Trust or its Shareholders. The Trust will
pay offering expenses of $    ($     if the Underwriters' over-allotment
option is exercised in full), which will be deducted from the total proceeds of the offering. BlackRock Advisors, Inc. has agreed that it or an affiliate will pay all offering expenses of the Trust that exceed $0.02 per Share. The Underwriters, through the Representatives, have advised the Trust that the Underwriters propose to offer the Shares set forth above at the public offering price set forth on the cover page of this Prospectus,
that the Underwriters may allow a concession of $     per Share to certain
dealers and that such dealers may reallow a concession of up to $     per
Share to certain other dealers. After the initial public offering, the public offering price and the concessions may be changed by the Representatives.

The Trust has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus to purchase up to an additional     Shares
at the public offering price set forth on the cover page of this Prospectus. Such option may be exercised at any time or from time to time during such 45-day period, but no more than three times. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent such option to purchase is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional Shares as the number set forth next to such Underwriter's name in the preceding table bears to .

The Trust, BlackRock and BlackRock Advisors, Inc. have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

The Trust, its officers and Trustees (with certain limited exceptions), have agreed not to, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer to sell, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Shares of the Trust or any securities convertible into, or exchangeable or exercisable for, Shares of the Trust (other than pursuant to the over-allotment option granted to the Underwriters, and pursuant to the Automatic Dividend Reinvestment Plan), for a period of 180 days from the closing of this offering, without the prior written consent of
                        , on behalf of the Underwriters.                may,
in its sole discretion, at any time and without notice, release all or any portion of the Shares subject to the foregoing lock-up agreements.

The Representatives have informed the Trust that the Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

In order to meet the requirements for listing the Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares.

Prior to this offering there has been no public market for the Shares or any other securities of the Trust. Prior to completion of this offering, BlackRock Advisors, Inc. will control the Trust.

In the ordinary course of their businesses,                   some of the
other Underwriters and their respective affiliates have in the past engaged, and in the future may engage, in investment banking and financial transactions with the Trust, BlackRock and their affiliates.

In connection with the Offering, certain Underwriters and their respective affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the Shares. Such transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M, pursuant to which such persons may bid for or purchase Shares for the purpose of stabilizing its market price. The Underwriters may also create a short position for the account of the Underwriters by selling more Shares in connection with the Offering than they are committed to purchase from the Trust, and in such case may purchase Shares in the open market following the completion of the Offering to cover all or a portion of such short position. The Underwriters may also cover all or a portion of such
short position, up to        Shares, by exercising the Underwriters'
over-allotment option referred to previously. In addition, the Representatives, on behalf of the Underwriters, may impose "penalty bids" under contractual arrangement with the Underwriters whereby they may reclaim from an Underwriter for the account of the other Underwriters the concession with respect to Shares that are distributed in the Offering but subsequently purchased by the Representatives for the account of the Underwriters in the open market. Any of the transactions described in this paragraph may result in the maintenance of the price of the Shares at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph is required and, if they are undertaken, they may be discontinued at any time.


                             LEGAL PROCEEDINGS

From time to time BlackRock experiences a number of claims and legal proceedings incidental to the normal conduct of its businesses. BlackRock does not believe that liabilities related to such claims and proceedings are likely to be, individually or in the aggregate, material to the consolidated financial condition of BlackRock.


                           ADDITIONAL INFORMATION

Statements contained in this Prospectus as to the content of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference and the exhibits and schedules thereto. The Trust's Registration Statement and such exhibits and schedules may be obtained from the SEC at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the SEC. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Trust, that file electronically with the SEC. The Trust has applied for listing on the NYSE of its Shares under the
symbol "     ," and, as such, similar information concerning the Trust will be available for inspection and copy at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

The Trust intends to furnish its shareholders with annual reports containing audited financial statements and a report thereon by independent certified public accountants.


                               LEGAL OPINIONS

Certain legal matters in connection with the Shares offered hereby will be passed upon for the Trust and its affiliated entities by Skadden, Arps, Slate, Meagher & Flom LLP, and for the Underwriters by .


                                  EXPERTS

The statement of assets and liabilities of the Trust included in this Prospectus has been so included in reliance upon the report of Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.


                     REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholder of The BlackRock Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of The
BlackRock Senior Income Trust (the "Trust") as of               and the
related statement of operations for the period       through        . These
financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly,
in all material respects, the financial position of the Trust as of      in
conformity with generally accepted accounting principles.


New York, New York





                    STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Cash..............................................................  $100,000
Offering Costs....................................................
Receivable from BlackRock Advisors, Inc...........................
    Total Assets..................................................

LIABILITIES:
Liabilities and Accrued Expenses..................................
Organization Costs................................................
Total Liabilities.................................................
    Net Assets....................................................
    Net assets per share, equivalent to      shares of
      beneficial interest issued and outstanding, par
      value $.001, unlimited authorized shares....................



                          STATEMENT OF OPERATIONS

                      FOR THE PERIOD    (INCEPTION) TO

INVESTMENT INCOME:
    Investment income.............................................$     --

EXPENSES:
    Organization expenses.........................................
    Total expenses before reimbursement...........................
    Reimbursement from BlackRock Advisors, Inc. (Note 3)..........
    Total expenses after reimbursement............................     --
    Investment income -- net......................................     --
Net Change in Net Assets Resulting from Operations................$    --



NOTE 1.  ORGANIZATION

The BlackRock Senior Income Trust (the "Trust") was organized as a Delaware business trust on and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust has had no operations other than the sale to BlackRock Advisors, Inc.
of        shares of beneficial interest for $100,000.

NOTE 2.  AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Advisory Fee") at an annual rate of 1.05% of the average weekly value of the Trust's Managed Assets. From such Investment Advisory Fee, BlackRock Advisors, Inc. will pay BlackRock, for serving as sub-adviser, a fee equal to an annual rate of 0.35% of the average weekly value of the Trust's Managed Assets. The Trust has also entered into an Administration Agreement with BlackRock Financial Management, Inc. and Prudential Investments Fund Management LLC, which provides for payment of a monthly fee to each of the foregoing at an annual rate of 0.075% of the average weekly value of the Trust's Managed Assets.

NOTE 3.  ORGANIZATION AND OFFERING COSTS

Organization Expenses are reimbursed by BlackRock Advisors, Inc. Offering Costs will be charged to capital upon the sale of shares of beneficial interest. All organizational costs will be reimbursed by BlackRock Advisors, Inc. by .




                                 APPENDIX A

                         RATINGS OF CORPORATE BONDS


DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS
SERVICES:

AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.




                                 APPENDIX B

           CERTAIN CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS

In order to seek to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging and risk management strategies. The Trust will engage in such activities from time to time in BlackRock's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

The Trust may purchase and sell put and call options on securities and financial indices. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security at the exercise price during the option period. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security would be designed to protect the Trust's holdings in a security against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. All put and call options written by the Trust will be covered.

The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FORWARD CURRENCY CONTRACTS

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

CHARACTERISTICS. The Trust may purchase and sell futures contracts and purchase put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements and future risk management. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

LIMITATIONS ON USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Trust's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC and will be entered into only for bona fide hedging purposes or other appropriate risk management and duration management or other appropriate portfolio strategies. In addition, the Trust may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Trust's portfolio securities.

The Trust will not engage in transactions in futures contracts or options thereon for speculative purposes but only for hedging or to manage against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Trust will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. BlackRock reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Trust does not hold the instrument underlying the futures contract or option, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Trust maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so.

STRATEGIC TRANSACTIONS PRESENT CERTAIN RISKS. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Trust. Losses due to Strategic Transactions will reduce net asset value.

The Trust's investments in Strategic Transactions may be limited or affected by certain provisions of the Code.


==================================     ====================================

Investors should rely only on the
information contained in this
Prospectus. Neither the Trust,
BlackRock Advisors, Inc. nor any of                      SHARES
the Underwriters have authorized
anyone to provide investors with
different information. No offer to
sell securities is being made in
any jurisdiction where the offer or
sale is not permitted. Investors
should not assume that the
information contained in this                        THE BLACKROCK
Prospectus is accurate as of any                   ENIOR INCOME TRUST
other date than the date of this
Prospectus.



            ------------
             PROSPECTUS
            ------------
                                                           LOGO


Until     , all dealers effecting
transactions in these securities,
whether or not participating in
this offering, may be required to
deliver a Prospectus. This is in
addition to the obligation of
dealers to deliver a Prospectus
when acting as Underwriters and
with respect to their unsold
allotments or subscriptions.

==================================     ====================================



                                   PART C

                             OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(1)     Financial Statements

        *Part A - Report of Independent Accountants.
                  Statement of Assets and Liabilities.

        Part B - None.

(2)     Exhibits:

        (a)*       Agreement and Declaration of Trust
        (b)*       By-Laws
        (c)        Inapplicable
        (d)*       Form of Specimen Certificate
        (e)*       Form of Dividend Reinvestment Plan
        (f)        Inapplicable
        (g)*       Form of Investment Management and Administration Agreement
        (h)*       Form of Underwriting Agreement
        (i)        Inapplicable
        (j)*       Form of Custodian Agreement
        (k)        Inapplicable
        (l)(i)*    Opinion and Consent of Counsel to the Trust
        (l)(ii)* Tax Opinion of Counsel to the Trust (Consent contained in Exhibit (l)(i))
        (m)        Inapplicable
        (n)*       Consent of Independent Public Accountants
        (o)        Inapplicable
        (p)*       Initial Subscription Agreement
        (q)        Inapplicable
        (r)*       Financial Data Schedule


-----------
*   To be Filed by Amendment.
**  Previously Filed.


Item 25.       Marketing Arrangements

        Reference is made to the Form of Underwriting Agreement for Registrant's shares of beneficial interest to be filed by amendment to this Registration Statement.

Item 26.       Other Expenses of Issuance and Distribution

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
Statement:

        Registration fees......................................... $  *
        New York Stock Exchange listing fee.......................    *
        Printing (other than certificates)........................    *
        Engraving and printing certificates.......................    *
        Fees and expenses of qualification under
          state securities laws (excluding fees
          of counsel).............................................    *
        Accounting fees and expenses..............................    *
        Legal fees and expenses...................................    *
        NASD fee..................................................    *
        Miscellaneous...........................................      *

               Total............................................   $  *


*       To be furnished by amendment.


Item 27.       Person Controlled by or under Common Control with Registrant

        Prior to February 17, 1999 the Trust had no existence. As of the effective date, the Trust will have entered into a Subscription Agreement for [ ] shares with [ ] and an Underwriting Agreement with respect to [ ] shares with the Underwriters.


Item 28.       Number of Holders of Shares

                                                                Number of
Title of class                                                Record Holders

Shares of Beneficial Interest                                       0


Item 29.       Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

        Section 5.1. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Trust's investment advisor ("Affiliated Indemnitees")) or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

        Section 5.2. a. The Trust hereby agrees to indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

        b. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

        c. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        d. The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

        e. Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify other Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

        Insofar as indemnification for liabilities arising under the Act, may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30.       Business and Other Connections of Investment Adviser

                      Not Applicable


Item 31.       Location of Accounts and Records

        The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 345 Park Avenue, New York, New York 10154 and at the offices of
                , the Registrant's Custodian and                       ,
the Registrant's Transfer Agent and Dividend Disbursing Agent.


Item 32.       Management Services

                      Not Applicable


Item 33.       Undertakings

        (a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


                                 SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of February 1999.


                                 /s/Ralph L. Schlosstein
                                 --------------------------------
                                 Ralph L. Schlosstein
                                 President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the 19th day of February 1999.


Name                                              Title


/s/Andrew F. Brimmer*                             Trustee
------------------------------
Andrew F. Brimmer


/s/Richard E. Cavanagh*                           Trustee
------------------------------
Richard E. Cavanagh


/s/Kent Dixon*                                    Trustee
-------------------------------
Kent Dixon


/s/Frank J. Fabozzi*                              Trustee
-------------------------------
Frank J. Fabozzi


/s/Laurence D. Fink*                              Trustee
-------------------------------
Laurence D. Fink


/s/James Grosfeld*                                Trustee
--------------------------------
James Grosfeld


/s/James Clayburn LaForce, Jr.*                   Trustee
---------------------------------
James Clayburn LaForce, Jr.


/s/Walter F. Mondale*                             Trustee
---------------------------------
Walter F. Mondale


/s/Ralph L. Schlosstein                           Trustee and President
----------------------------------                (Chief Executive Officer)
Ralph L. Schlosstein


/s/Henry Gabbay*                                  Treasurer (Principal
-----------------------------------               Financial and Accounting
Henry Gabbay                                      Officer)


* Signed by Ralph L. Schlosstein pursuant to a power of attorney dated February 18, 1999.